SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) February 17, 1999
                                                        -----------------

                         U.S. Timberlands Company, L.P.
                       U.S. Timberlands Klamath Falls, LLC
                         U.S. Timberlands Finance Corp.
         ---------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                                 0-23259                   91-1842156
                                 1-13573-01                93-1217136
    Delaware                     1-13573                   91-1851612
 ---------------               ------------             -------------------
 (State or other               (Commission               (IRS Employer
  jurisdiction of              File Number)             Identification No.)
  incorporation)

625 Madison Avenue, Suite 10-B, New York, NY                            10022
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(Address of principal executive offices)                              (zip code)

Registrant's telephone number, including area code                  212-755-1100
                                                                    ------------

Item 5. Other Events.

      On February 17, 1999, the Registrant issued a press release announcing, among other things, the revision of its second and third quarter 1998 results to reflect the deferral of approximately $4.8 of previously reported revenues under stumpage contracts entered into during such quarters. The press release also provided revised unaudited financial data for the second and third quarters of 1998.

      A copy of the press release containing the announcement is filed herewith as an exhibit and is incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

      No financial statements or pro forma financial information are required to be filed as a part of this report. The exhibits filed as part of this report are listed in the Exhibit Index hereto.

Date: March 9, 1999

                          U.S. Timberlands Company, L.P. (Registrant)
                             By:  U.S. Timberlands Service Co., LLC


                                       By: /s/ John Rudey
                                           ------------------------------------
                                            John Rudey, Chief Executive Officer

                          U.S. TIMBERLANDS KLAMATH FALLS, LLC
                             By:  U.S. Timberlands Services Company, LLC


                                       By: /s/ John Rudey
                                           ------------------------------------
                                            John Rudey, Chief Executive Officer

                          U.S. TIMBERLANDS FINANCE CORP.


                                       By: /s/ John Rudey
                                           ------------------------------------
                                            John Rudey, Chairman